UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of Earliest Event Reported): March 2, 2022

PHX MINERALS INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1601 NW Expressway,
Suite 1100
Oklahoma City, OK	73118
(Address of principal executive offices)	(Zip code)

(405) 948-1560

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01666 par value	PHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in the Definitive Proxy Statement on Schedule 14A of PHX Minerals Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on January 20, 2022 (the “2022 Proxy Statement”), Christopher T. Fraser determined not to stand for re-election as a director of the Company at the annual meeting of shareholders of the Company held on March 2, 2022 (the “2022 Annual Meeting”).  Therefore, effective as of March 2, 2022, Mr. Fraser no longer serves as a director of the Company.

Mr. Fraser’s decision not to stand for re-election at the 2022 Annual Meeting did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2022 Annual Meeting by live audio-only webcast on March 2, 2022.  Based on the record date of January 4, 2022, there were 34,480,893 shares of Class A Common Stock, par value $0.01666 per share (“Common Stock”), outstanding and entitled to vote at the 2022 Annual Meeting, of which 27,130,681 shares, or approximately 79% of the Company’s Common Stock issued and outstanding, were represented either in person or by proxy.

At the 2022 Annual Meeting, the Company’s shareholders voted on the following proposals, detailed descriptions of which are contained in the 2022 Proxy Statement:

(1)	Election of Mark T. Behrman and John H. Pinkerton to serve as directors for three-year terms ending on the date of the Company’s annual meeting of shareholders in 2025.
(2)	Advisory vote to approve the compensation of the Company’s named executive officers.
(3)	Ratification of selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022.
(4)	Approval of the reincorporation of the Company from Oklahoma to Delaware by means of a merger with and into a wholly owned Delaware subsidiary.

All proposals were approved by the Company’s shareholders. The following tables provide the results of each voting proposal:

Proposal #1 – Election of two directors for a term of three years:
	For	Against	Abstentions	Broker Non-Votes
Mark T. Behrman	19,931,845	1,058,965	22,211	6,117,660
John H. Pinkerton	19,759,619	613,334	640,068	6,117,660
Proposal #2 – Advisory vote to approve the compensation of the Company’s named executive officers:
	For	Against	Abstentions	Broker Non-Votes
Totals	19,756,121	567,469	689,431	6,117,660

Proposal #3 – Ratification of the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022:
	For	Against	Abstentions	Broker Non-Votes
Totals	26,262,310	851,073	17,298	-
Proposal #4 – Approval of the reincorporation of the Company from Oklahoma to Delaware by means of a merger with and into a wholly owned Delaware subsidiary:
	For	Against	Abstentions	Broker Non-Votes
Totals	20,648,019	305,850	59,152	6,117,660

The Company intends to effectuate the reincorporation of the Company from Oklahoma to Delaware by means of a merger with and into a wholly owned Delaware subsidiary (the “Reincorporation”) on or about March 14, 2022 and will file a subsequent Current Report on Form 8-K following the effectiveness of the Reincorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHX Minerals Inc.

		By:	/s/ Chad L. Stephens
Chad L. Stephens
Chief Executive Officer

DATE:	March 3, 2022